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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 7, 2006

                                24HOLDINGS, INC.
                                ----------------
             (Exact name of Registrant as specified in its charter)


            Delaware                    000-22281                 33-0726608
-------------------------------    --------------------      -------------------
(State or other jurisdiction of     (Commission File            (IRS Employer
         incorporation)                  Number)             Identification No.)


 47 School Avenue, Chatham, New Jersey                          07928
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(Address Of Principal Executive Office)                       (Zip Code)

        Registrant's telephone number, including area code (973) 635-4047
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Effective March 7, 2006, 24HOLDINGS, Inc. (the "Company") dismissed Stonefield Josephson, Inc., ("Stonefield") from serving as the Company's independent accountants. As of March 7, 2006 the Company engaged Sherb & Co., LLP ("Sherb") as its new independent accountants. The Company's Board of Directors unanimously recommended that the Company change audit firms, directed the process of review of candidate firms to replace Stonefield and made the final decision to engage Sherb.

         The reports of Stonefield on the financial statements of the Company for the years ended December 31, 2003 and 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. However, their report for the three years ended December 31, 2004 did contain an explanatory paragraph as to the existence of substantial doubt regarding the Company's ability to continue as a going concern. In connection with its audits of the years ended December 31, 2003 and 2004 and reviews of the Company's financial statements through September 30, 2005, there were no disagreements with Stonefield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Stonefield, would have caused them to make reference thereto in their report on the financial statements for such years.

         During the years ended December 31, 2004 and December 31, 2003 and through September 30, 2005, there have been no reportable events, as defined in
Item 304(a)(1)(v) of Regulation S-K, except as noted below:

         The Company disclosed in its Form 10-K for the fiscal year ended December 31, 2004, that in evaluating its internal controls, management considered certain items control deficiencies that constituted a material weakness. The following weaknesses were included in management's assessment:

         Based on the evaluation of the Company's Chief Executive Officer and Chief Financial Officer they concluded that the failure of the Company to have an audit committee and the failure of the Board to assume the audit committee functions, results in the absence of an important oversight, constituting a material weakness in the Company's corporate governance structure. Accordingly, the Company's controls and procedures are not effective.

         The Company has furnished to  Stonefield  the  statements  made in this
Item 4.01. Attached as Exhibit 16.1 to this Form 8-K is Stonefield's letter to the Commission, dated March 10, 2006 regarding these statements.

         During the two most recent fiscal years and through March 7, 2006, the Company has not consulted with Sherb on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, in each case where a written report was provided or oral advice was provided that Sherb concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         EXHIBIT
           NO.                              DESCRIPTION
         -------                            -----------
          16.1 Letter, dated March 10, 2006 from Stonefield Josephson, Inc. to the Securities and Exchange Commission, regarding change in certifying accountant of the Company.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                24HOLDINGS, Inc.

Dated:   March 13, 2006         By:  /s/ Arnold Kling
                                    ----------------------------------------
                                    Arnold P. Kling,
                                    President

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